Exhibit 99.1


                    Certification of CEO and CFO Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Albertson's, Inc. (the "Company") for the quarterly period ended October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Lawrence
R. Johnston, as Chief Executive Officer of the Company, and Felicia D. Thornton, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his/her knowledge:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the report.



Date: December 11, 2002                 /S/ Lawrence R. Johnston
                                        --------------------------------
                                        Lawrence R. Johnston
                                        Chairman of the Board and
                                         Chief Executive Officer





Date: December 11, 2002                 /S/ Felicia D. Thornton
                                        ---------------------------------
                                        Felicia D. Thornton
                                        Executive Vice President
                                         and Chief Financial Officer




This certification accompanies the Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss. 18 of the Securities Exchange Act of 1934, as amended.